CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT


I, Nils Tuchschmid, President of Credit Suisse Alternative Capital Event Driven Institutional Fund, LLC (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 5, 2006                         /s/ Nils Tuchschmid
     -------------------------------          ----------------------------------
                                                Nils Tuchschmid, President
                                                (principal executive officer)


I, Edward Poletti, Chief Financial Officer and Treasurer of Credit Suisse Alternative Capital Event Driven Institutional Fund, LLC (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  December 5, 2006                         /s/ Edward Poletti
     -------------------------------           ---------------------------------
                                                Edward Poletti, Chief Financial
                                                Officer and Treasurer
                                                (principal financial officer)